UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                      The Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                     February 22, 2006 (February 15, 2006)
                     -------------------------------------


                                BLACKROCK, INC.
                                ---------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                      001-15305                51-0380803
          --------                      ---------                ----------
(State or other jurisdiction           (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)


      40 East 52nd Street, New York, New York                      10022
      ---------------------------------------                      -----
      (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code:  (212) 810-5300
                                                           -------------------


                                      N/A
                               -----------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into Material Definitive Agreements

On February 15, 2006, BlackRock, Inc. ("BlackRock") and two of its wholly-owned subsidiaries, New Boise, Inc. ("New BlackRock") and Boise Merger Sub, Inc. ("Merger Sub") entered into a Transaction Agreement and Plan of Merger (the "Transaction Agreement") with Merrill Lynch & Co., Inc. ("Merrill Lynch "). Pursuant to the terms and subject to the conditions set forth in the Transaction Agreement, Merger Sub will merge with and into BlackRock, with BlackRock surviving as a wholly-owned subsidiary of New BlackRock (the "Merger"), and Merrill Lynch will contribute the entities and assets that constitute its investment management business to New BlackRock, via a capital contribution (the "Merrill Contribution").

At the effective time of the transactions, in consideration for the merger, the holder of each share of issued and outstanding BlackRock class A common stock and class B common stock will receive one share of common stock, par value $0.01 per share, of New BlackRock ("New BlackRock Common Stock"), and, in consideration for the Merrill Contribution, New BlackRock will issue to Merrill Lynch 65 million shares of capital stock of New BlackRock, subject to adjustment (the "Merrill Consideration"), which shall be divided between shares of New BlackRock Common Stock and shares of series A non-voting participating preferred stock such that, after the consummation of the transactions, Merrill Lynch will hold no more than 45% of the voting power of New BlackRock and no more than 49.8% of the total issued and outstanding capital stock of New BlackRock.

BlackRock and Merrill Lynch have each made customary representations, warranties and covenants in the Transaction Agreement, including, among others, covenants
(i) to conduct their respective businesses in the ordinary course between the execution of the Transaction Agreement and the consummation of the transactions,
(ii) not to engage in certain kinds of transactions during such period and (iii) not to solicit proposals relating to alternative business combination transactions.

Consummation of the transactions is subject to customary conditions, including, among others, (i) approval of the stockholders of BlackRock, (ii) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period, (iii) absence of any order or injunction prohibiting the consummation of the transactions, (iv) subject to certain exceptions, the accuracy of representations and warranties with respect to the parties' respective businesses, including the lack of any material adverse effect on any party, (v) receipt of customary tax opinions, (vi) the maintenance of asset-based fees generated by both BlackRock and Merrill Lynch's investment management businesses at 75% or more of their pre-signing levels and (vii) the execution by the parties of a global distribution agreement providing for the distribution by Merrill Lynch of New BlackRock funds.

In connection with the Transaction Agreement, (i) BlackRock and New BlackRock entered into an Implementation and Stockholder Agreement, dated as of February 15, 2006 (the "PNC Stockholder Agreement") with BlackRock's majority stockholder, The PNC Financial Services Group, Inc. ("PNC"), (ii) New BlackRock entered into a Stockholder Agreement, dated as of February 15, 2006 (the "Merrill Lynch Stockholder Agreement") with Merrill Lynch and (iii) BlackRock, PNC and PNC Bancorp, Inc. (as successor in interest to PNC Asset Management, Inc.) entered into the First Amendment, dated as of February 15, 2006, to the Share Surrender Agreement, dated as of October 10, 2002, among BlackRock, PNC and PNC Asset Management, Inc. (the "Share Surrender Agreement Amendment").

Pursuant to the terms of the PNC Stockholder Agreement, PNC agreed, among other things, to certain transfer and voting restrictions with respect to New BlackRock Stock owned by it and its affiliates and to certain changes to the BlackRock board of directors necessary to consummate the transactions contemplated by the Transaction Agreement, as well as limits on PNC's ability to acquire additional shares of New BlackRock common stock and to take certain other related actions following the consummation of the transactions contemplated by the Transaction Agreement. PNC also agreed under the terms of the Stockholder Agreement to terminate, effective immediately prior to the consummation of the transactions contemplated by the Transaction Agreement, each of its existing Amended and Restated Stockholders Agreement, as amended, dated September 30, 1999, among BlackRock, PNC Asset Management, Inc. and the other parties thereto, and the Initial Public Offering Agreement, as amended, dated September 30, 1999, among BlackRock, PNC Bank Corp. and PNC Asset Management, Inc.

Pursuant to the terms of the Merrill Lynch Stockholder Agreement, Merrill Lynch agreed, among other things, to certain transfer and voting restrictions with respect to New BlackRock Stock owned by it and its affiliates, as well as limits on Merrill Lynch's ability to acquire additional shares of New BlackRock common stock and to take certain other related actions following the consummation of the transactions contemplated by the Transaction Agreement. The parties also agreed that each would generally not compete with the business of the other for so long as Merrill Lynch and its Affiliates continue to beneficially own at least 20% of the voting power of New BlackRock.

The Share Surrender Agreement Amendment, among other things, reaffirms the obligations of PNC and its affiliates to make shares of BlackRock and New BlackRock capital stock available for certain equity compensation plans, and amends certain of the terms pursuant to which such shares shall be made available in connection with future long-term incentive programs.

The foregoing descriptions of the Transaction Agreement, the PNC Stockholder Agreement, the Merrill Lynch Stockholder Agreement and the Share Surrender Agreement Amendment do not purport to be complete and are qualified in their entirety by reference to the Transaction Agreement, which is filed as Exhibit
2.1 hereto, the PNC Stockholder Agreement, which is filed as Exhibit 10.1 hereto, the Merrill Lynch Stockholder Agreement, which is filed as Exhibit 10.2 hereto and the Share Surrender Agreement Amendment, which is filed as Exhibit
10.3 hereto, each of which is hereby incorporated into this report by reference.

Item 9.01 Financial Statements and Exhibits.

     (d)    Exhibits

2.1 Transaction Agreement and Plan of Merger, dated as of February 15, 2006, by and among Merrill Lynch & Co., Inc., BlackRock, Inc., New Boise, Inc. and Boise Merger Sub, Inc.

10.1 Implementation and Stockholder Agreement, dated as of February 15, 2006, among The PNC Financial Services Group, Inc., New Boise, Inc. and BlackRock, Inc.

10.2 Stockholder Agreement, dated as of February 15, 2006, between Merrill Lynch & Co., Inc. and New Boise, Inc.

10.3 First Amendment, dated as of February 15, 2006, to the Share Surrender Agreement, dated as of October 10, 2002, among PNC Bancorp, Inc., The PNC Financial Services Group, Inc. and BlackRock, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          BlackRock, Inc.
                                          (Registrant)

                                          By:  /s/ Robert P. Connolly
                                              ---------------------------------
 Date: February 22, 2006                      Robert P. Connolly
                                              Managing Director,
                                              General Counsel and Secretary

                                  EXHIBIT INDEX

2.1 Transaction Agreement and Plan of Merger, dated as of February 15, 2006, by and among Merrill Lynch & Co., Inc., BlackRock, Inc., New Boise, Inc. and Boise Merger Sub, Inc.

10.1 Implementation and Stockholder Agreement, dated as of February 15, 2006, among The PNC Financial Services Group, Inc., New Boise, Inc. and BlackRock, Inc.

10.2 Stockholder Agreement, dated as of February 15, 2006, between Merrill Lynch & Co., Inc. and New Boise, Inc.

10.3 First Amendment, dated as of February 15, 2006, to the Share Surrender Agreement, dated as of October 10, 2002, among PNC Bancorp, Inc., The PNC Financial Services Group, Inc. and BlackRock, Inc.